EXHIBIT 11.1


Weighted number of shares and earnings per share calculations:

YEAR ENDED 30 JUNE 1997

1.   Basic earnings per share


A CLASS ORDINARY SHARES                                                                2,200,000
           In issue at July 1, 1996                                                      120,000
           Conversion of B Class ordinary shares                                         536,127
           Weighted average number of shares issued to acquire subsidiary companies      536,127
           Weighted average number of shares related to conversion of warrants             5,367
           Weighted average number of shares related to conversion of options            123,282
                                                                                      ----------
                                                                                       2,984,776

B CLASS ORDINARY SHARES
           In issue at July 1, 1996                                                    1,942,500
           Conversion of B Class ordinary shares to A Class shares                      (120,000)
           Weighted average number of shares issued to acquire subsidiary companies      332,579
                                                                                      ----------
                                                                                       2,155,079

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                          5,139,855
                                                                                      ==========

Net income                                                                             6,683,165
Earnings per share                                                                    $     1.30


YEAR ENDED JUNE 30, 1997

2.   Fully diluted earnings per share


A CLASS ORDINARY SHARES
           In issue at July 1, 1996                                                    2,200,000
           Conversion of B Class ordinary shares                                         120,000
           Weighted average number of shares issued to acquire subsidiary companies      536,127
           Weighted average number of shares related to conversion of warrants           144,074
           Weighted average number of shares related to conversion of options            161,093
           Weighted average number of shares related to conversion of debentures         278,539
                                                                                       3,439,833

B CLASS ORDINARY SHARES
           In issue at July 1, 1996                                                    1,942,500
           Conversion of B Class ordinary shares to A Class shares                      (120,000)
           Weighted average number of shares issued to acquire subsidiary companies      332,579
                                                                                      ----------
                                                                                       2,155,079

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                          5,594,912
                                                                                      ==========

Net income                                                                             6,683,165
Interest cost related to debentures                                                      124,761
                                                                                       6,807,926

Earnings per share                                                                         $1.22

YEAR ENDED JUNE 30, 1996

1.   Basic earnings per share


A CLASS ORDINARY SHARES
           Issued during the period                                                      940,437
           Weighted average number of shares related to conversion of warrants              --
           Weighted average number of shares related to conversion of options               --
                                                                                      ----------
                                                                                         940,437

B CLASS ORDINARY SHARES
           Issued during the period                                                      842,500
           Weighted average number of shares issued to acquire subsidiary companies      110,526
                                                                                      ----------
                                                                                         953,526

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                          1,893,463
                                                                                      ==========

Net loss                                                                              (5,737,560)

Earnings per share                                                                       ($3,03)


Note:Warrants and options are not taken into account for the calculation of earnings per share as they would be antidilutive.

YEAR ENDED JUNE 30, 1996

2.   Fully diluted earnings per share

A CLASS ORDINARY SHARES
           Issued during the period                                                      940,437
           Weighted average number of shares related to conversion of warrants              --
           Weighted average number of shares related to conversion of options               --
                                                                                      ----------
                                                                                         940,437

B CLASS ORDINARY SHARES
           Issued during the period                                                      842,500
           Weighted average number of shares issued to acquire subsidiary companies      110,526
                                                                                      ----------
                                                                                         953,026

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                          1,893,463
                                                                                      ==========

Net loss                                                                              (5,737,560)

Earnings per share                                                                       ($3,03)

Note:Warrants and options are not taken into account for the calculation of earnings per shares as they would be antidilutive.

PERIOD MARCH 1, TO JUNE 30, 1995

1.   Basic earnings per share


B CLASS ORDINARY SHARES
           Issued to acquire predecessor companies                 547,890

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                      547,890
                                                                   =======

Net Income                                                         213,829

Earnings per share                                                   $0.39

PERIOD MARCH 1, TO JUNE 30, 1995


B CLASS ORDINARY SHARES
           Issued to acquire predecessor companies                 547,890

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                      547,890
                                                                   =======

Net loss                                                           213,829

Earnings per share                                                   $0.39

YEAR ENDED FEBRUARY 28, 1995

1.         Basic earnings per share


B CLASS ORDINARY SHARES
           Issued to acquire predecessor companies                 547,890

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                      547,890
                                                                   =======

Net loss                                                           313,882

Earnings per share                                                   $0.57

2.         Fully diluted earnings per share


B CLASS ORDINARY SHARES
           Issued to acquire predecessor companies                 547,890

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                      547,890
                                                                   =======

Net loss                                                           313,882

Earnings per share                                                   $0.57